SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549




                               FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported):  January 21, 1999


                  DIME COMMUNITY BANCSHARES, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                0-27782                     11-3297463

      (State or other       (Commission File Number)        (IRS Employer
      jurisdiction of                                    Identification No.)
      incorporation)


            209 HAVEMEYER STREET, BROOKLYN, NEW YORK   11211
      (Address of principal executive offices, including zip code)

   Registrant's telephone number, including area code: (718) 782-6200



                                  NONE
      (Former name or former address, if changed since last report)

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ITEMS 1 3, 4, 5, 6, 8 & 9. NOT APPLICABLE.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

     As of the close of business on January 21, 1999, (the "Effective Time") Dime Community Bancshares, Inc., a Delaware Corporation ("DCB"),
completed  the  acquisition  of  Financial  Bancorp,   Inc.,  a  Delaware
corporation, ("FIBC"), pursuant to the Agreement and Plan of Merger dated as of July 18, 1998, by and between DCB and FIBC (the "Merger Agreement") (a copy of which was filed on Form 8-K/A dated July 27, 1998 and is
incorporated herein by reference).   As  part  of the acquisition, FIBC's
wholly-owned subsidiary, Financial Federal Savings  Bank, merged with and
into   DCB's   wholly  owned  subsidiary,  The  Dime  Savings   Bank   of
Williamsburgh, a federally-chartered stock savings bank ("DSBW"), with DSBW as the resulting financial institution.

     Pursuant to the Merger Agreement, each FIBC stockholder who submitted a valid election for cash received $39.14 in cash and each FIBC stockholder who submitted a valid election for DCB common stock received
1.8282 shares of DCB common stock, plus cash in lieu of any fractional shares, in exchange for their shares of FIBC common stock. The remaining shares of FIBC common stock for which a valid election was not submitted were converted into, pursuant to the Merger Agreement, a combination of DCB stock and cash such that each such shareholder received $31.257 in cash and 0.3682 shares of DCB common stock for each share of FIBC common stock, except that all stockholders of FIBC who own less than 50 shares of FIBC common stock received cash. As of the Effective Time, shares of FIBC common stock that were owned by FIBC as treasury, that were unallocated shares held in FIBC's Recognition and Retention Plan or that were held directly by DCB other than in a fiduciary capacity or in satisfaction of a debt previously contracted were canceled and retired. No payment will be made with respect to such shares of FIBC common stock. Based upon the closing price of DCB common stock on January 21, 1999, the total consideration paid to FIBC stockholders, in the form of cash or DCB stock, was $66,509,000.

     Holders of stock options which had been granted by FIBC to purchase 60,133 shares of FIBC common stock were paid an amount in cash computed by multiplying (i) any positive difference obtained by subtracting the per share exercise price applicable to such option from $39.14, by (ii) the number of shares of FIBC common stock subject to such option. These payments totaled approximately $1,545,317. In addition, holders of stock options which had been granted by FIBC to purchase 96,975 shares of FIBC common stock were converted into options to purchase 177,286 shares DCB common stock (the "Converted Options"). The expiration dates on all Converted Options remained unchanged from initial grant by FIBC.

     The cash portion of the total consideration was obtained by DCB from cash flows generated in the ordinary course of business and operational borrowings.




ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (a) (i) The financial statements of FIBC required to be stated herein are incorporated by reference to Part II Item 8 of FIBC's Annual Report on Form 10-K for the fiscal year ended September 30, 1998.

          (ii) As of the date of this filing, it is impracticable to provide the financial statements of Financial Bancorp, Inc. as of and for the three months ended December 31, 1998. The required financial information will be filed as soon as possible and in no event later than April 6, 1999.

     (b) As of the date of this filing, it is impracticable to provide pro forma financial information required pursuant to Article 11 of Regulation S-X. The required pro forma financial information will be filed as soon as possible and in no event later than April 6, 1999.

     (c) Exhibits. The following Exhibits are filed as part of this report:


      EXHIBIT NO.                   DESCRIPTION

          2.1 The Agreement and Plan of Merger, dated as of July 18, 1998 by and between Dime Community Bancshares, Inc. and Financial Bancorp, Inc., incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of Dime Community Bancshares, Inc. filed with the Securities and Exchange Commission on July 20, 1998.

          99.1               Press Release issued January 21, 1999.

          99.2               Financial Statements of Financial Bancorp, Inc.
                             for the fiscal year ended September 30, 1998, incorporated by reference to the Annual Report on Form 10-K of Financial Bancorp, Inc. filed with the Securities and Exchange Commission on December 29, 1998.

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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              DIME COMMUNITY BANCSHARES, INC.




                    BY:/s/ KENNETH J. MAHON
                       ----------------------------------------------
                         Kenneth J. Mahon
                         Executive Vice President and Chief Financial
                         Officer


Dated: February 5, 1999



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                              EXHIBIT INDEX


       EXHIBIT NO.             DESCRIPTION

          2.1 The Agreement and Plan of Merger, dated as of July 18, 1998 by and between Dime Community Bancshares, Inc. and Financial Bancorp, Inc., incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of Dime Community Bancshares, Inc. filed with the Securities and Exchange Commission on July 20, 1998.

          99.1           Press Release issued January 21, 1999.

          99.2           Financial Statements of Financial Bancorp, Inc.
                         for the fiscal year ended September 30, 1998, incorporated by reference to the Annual Report on Form 10-K of Financial Bancorp, Inc. filed with the Securities and Exchange Commission on December 29, 1998.